Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for Deutsche Mortgage & Asset
Receiving Corporation (as depositor under the Pooling and Servicing Agreement, dated as of November 1,
2004, relating to the COMM 2004-LNB4 Commercial Mortgage Pass Through Certificates) as reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class

8,450,000
Mellon Trust of New England, National Association
17%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

Fifth Third Bank
2,857,000
6%
38 Fountain Square Plaza
Tampa, FL 33610

Brown Brothers
7,800,000
16%
525 Washington Blvd.
New Port Towers
Jersey City, NJ 07302

JP Morgan Chase Bank NA
11,500,000
24%
14201 Dallas Parkway
Dallas, TX 75254

SSB-BK PFL
14,500,000
30%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
N. Quincy, MA 02171

JPMCB/Prudential
13,400,000
9%
14201 Dallas Pkwy, 12 th Floor
Dallas, TX 75240

Northern Trust
9,855,000
6%
801 S. Canal C-IN
Chicago, IL 60607

SSB&T Co
12,067,000
8%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

Fifth Third Bank
8,000,000
5%
38 Fountain Square Plaza
Tampa, FL 33610

The Bank of New York
11,799,000
7%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA
28,700,000
19%
14201 Dallas Parkway
Dallas, TX 75254

WCM LLC
30,942,000
20%

301 S. College Street
Charlotte, NC 28288

Wells Fargo Bank NA
11,465,000
7%
733 Marquette Avenue
Minneapolis, MN 55479

The Bank of New York
19,500,000
22%
One Wall Street
New York, NY 10286

Deutsche Bank
6,361,000
7%
1251 Avenue of the Americas
New York, NY 10020

SSB&T Co
45,000,000
52%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171
Citibank
15,000,000
17%
3800 Citibank Center B3-15
Tampa, FL 33610

The Bank of New York
29,010,000
32%
One Wall Street
New York, NY 10286
Citibank
10,000,000
11%
3800 Citibank Center B3-15
Tampa, FL 33610
Deutsche Bank
6,047,000
6%
1251 Avenue of the Americas
New York, NY 10020

JP Morgan Chase Bank NA
5,913,000
6%
14201 Dallas Parkway
Dallas, TX 75254

Bear Stearns
19,330,000
22%
One MetroTech Center North, Fourth Floor
Brooklyn, NY 11201-3862

CGM/ SAL BR
5,000,000
5%
333 W. 34 th Street, Third Floor
New York, NY 10001

The Bank of New York
33,335,000
9%
One Wall Street
New York, NY 10286

Deutsche Bank
44,300,000
12%
1251 Avenue of the Americas
New York, NY 10020

SSB&T Co
33,200,000
9%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171
Citibank
64,772,000
18%
3800 Citibank Center B3-15
Tampa, FL 33610
JP Morgan Chase Bank NA
103,600,000
30%
14201 Dallas Parkway
Dallas, TX 75254

ML SFKPG
25,000,000
7%
4 Corporate Place
Piscataway, NJ 08854

A-1A FHL/RETAIN
353,451,000
100%
155 Parkrun Drive
Mail Stop 5DN
McLean, VA 22102

B
The Bank of New York
14,442,000
59%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA
10,000,000
41%
14201 Dallas Parkway
Dallas, TX 75254

C
The Bank of New York
6,000,000
56%
One Wall Street
New York, NY 10286
Citibank
4,693,000
44%
3800 Citibank Center B3-15
Tampa, FL 33610
D
Citibank
22,914,000
100%
3800 Citibank Center B3-15
Tampa, FL 33610